Commitments and Contingencies	6 Months Ended
Feb. 28, 2018
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

NOTE 11 – COMMITMENTS AND CONTINGENCIES

The Hong Kong Polytechnic University Project

On January 10, 2018, the Company announced that the Hong Kong Special Administrative Region (“HKSAR”) approved in principle a grant of up to HK$3,018,750 (approximately $385,000) to assist in financing a project entitled “Blockchain-Based Food and Drug Counterfeit Detection and Regulatory System” (“the HKPU Project”) to be jointly developed by UBI Hong Kong and The Hong Kong Polytechnic University (“HKPU”). The related agreement also provides for UBI Hong Kong to contribute up to HK $3,018,750 (approximately $385,000) to the project cost in installments with the first installment of HK$561,198 (approximately $72,000) due upon HKSAR’s signing of the agreement (which occurred on January 5, 2018). UBI Hong Kong, owned and controlled by Tony Liu, is the largest shareholder of UBI Blockchain Internet, Ltd., (Delaware). Although the Company does not own or control UBI Hong Kong , UBI Hong Kong, our principal stockholder, entered into an Assignment Agreement with UBI Delaware, on May 1, 2018 (see Note 12), whereby UBI Hong Kong assigned all of their rights, plans, ideas, tangible assets, intangible assets and intellectual property to UBI Delaware, in order for UBI Delaware to commercialize the technology being developed. The project is expected to be completed by November 14, 2019. In a series of two payments made by UBI Hong Kong on January 12, 2018 and January 16, 2018, UBI Hong Kong paid its first installment of a total of HK$561,198 (approximately $71,000) to HKPU. On February 1, 2018, HKSAR paid its first installment of HK $561,198 (approximately $71,000) to HKPU. At this point, the project is progressing on track, and the parties believe the established budget will be sufficient to complete the project.

The agreement also provides for UBI Hong Kong to pay the remaining HK $2,457,552 (approximately $314,000) of its installments as follows: HK $687,934 (approximately $88,000) by April 1, 2018; HK$687,934 (approximately $88,000) by October 1, 2018; HK $687,934 (approximately $88,000) by April 1, 2019 and HK$393,750 (approximately $50,000) within three months of the completion of the HKPU Project. On May 11, 2018 (see Note 12), UBI Hong Kong paid HKPU a second installment of HK $643,647 (approximately $82,000). On May 24, 2018 (see Note 12), HKSAR also paid HKPU a second installment of HK $643,647 (approximately $82,000). While UBI Hong Kong does not have the financial wherewithal to pay current installments under the agreement as due, Tony Liu has personally agreed and been able to provide funding as necessary for both operations of the Company and obligations due under the agreement.

The agreement also provides for the HKSAR to pay the remaining HK $2,457,522 (approximately $314,000) of its installments periodically within 30 days after the acceptance by the Commissioner of Innovation and Technology (“CIT”), an agency of the HKSAR, of certain Progress Reports to be submitted periodically by HKPU. The agreement provides that HKPU should provide CIT the first written Progress Report in a format acceptable to CIT covering from the Commencement Date to August 31, 2018 to be submitted on or before September 30, 2018. While no written Progress Reports have yet been required or provided to CIT, periodic telephone conversations with CIT have occurred between CIT, HKPU, and the Company from time to time concerning HKPU Project’s progress. The agreement imposes no penalties on UBI Hong Kong should it fail to make any of its installment contributions except that HKSAR principally has the right to cease their installment contributions if UBI Hong Kong fails to make its installment contributions. HKSAR may terminate the agreement if UBI Hong Kong fails to make any of its installment contributions. Further, if any of the parties are in breach of the terms of the agreement or fail in a material way to progress in accordance with the Project Proposal, HKPU shall on demand by the government pay to the Government an amount equivalent to the funds or portion thereof released for the Project.

Project Summary

The goal of this project is to provide a comprehensive solution to the worldwide problem of counterfeit medicines. Leveraging latest techniques the team want to develop a low-cost, scalable, secure system for: (1) Manufacturers to record necessary data of the drugs during their production and transportation; (2) Distributors to trace the drugs; (3) Auditors to inspect all data; and finally (4) Consumers to verify the authenticity of the purchased product. This platform will provide suppliers of food and drug products a safety control system to determine if there was a break in the supply chain. It will identify if a product was substituted with a counterfeit or inferior product. It will help suppliers of perishable food products, reduce spoilage by tracking food shipments in the supply chain to the final consumer.

In February 2018, UBI Hong Kong performed a test at the offices of Guangxi Houde Mega Health Enterprise (“Guangxi”), a medical products company, of the e-commerce “alpha” platform (using simulated test data provided by Guangxi). Guangxi is owned 70% by Star Bright International Enterprise Ltd. Star Bright is a stockholder offering 5,000,000 resale Class C common shares in this registration statement. The test identified some technical issues that need to be addressed; the team is currently prepring for a second test, the second test, originally scheduled for June 2018, will not be scheduled until the team believes the test will be successful. The e-commerce platform will provide a digital shared accounting ledger that would make it possible to trace back a product to the very origin of the raw material used.

Once a working model of a platform is successfully operational, the Company plans to license the technology to larger food and drug third party customers, in which case the licensee can use it in accordance with the license agreement; and the Company also intends to provide the technology, when commercial ready, to third party suppliers as a paid service.

The agreement provides that the equipment acquired from the HKPU Project will belong to HKPU, who is also identified as the Beneficiary of the grant for the project and is required to provide CIT with interim and a final accounting for the proceeds of the grant as well as monies advanced by UBI Hong Kong whether the project is successful or not. While HKPU, as the Beneficiary, is provided discretion on how income arising from the intellectual property rights from the Project Materials (including among other things computer software/programs, technical materials, models, documents and materials compiled developed, produced or created by or on behalf of the Beneficiary – the “platform”) and Project Result is to be allocated, UBI Hong Kong is the sole and absolute beneficial owner (has title to) of all of the intellectual property rights which would include the platform if successfully completed under the project.

While HKPU receives full legal and equitable title and interest in any and all of the equipment procured by the Beneficiary, the agreement does not discuss whether HKPU can discontinue its own performance in the event that either HKSAR or UBI Hong Kong fail to make the required payments. However, without funding no one would expect that HKPU would be obligated to continue its performance.

The agreement also has a provision whereby the HKSAR can terminate the grant under certain conditions. These conditions include, among other things, ethical misuse of funds received under the grant or violations of other requirements under the grant. This would include UBI Hong Kong’s failure to meet its general financial obligations as due or go into liquidation. In the event of termination, the HKSAR has the right to suspend payment under the grant or require that amounts previously paid by it be refundable under the grant.

The Company expects to use the technology learned from the HKPU Project to help it develop and market a platform system for application to control and manage the safety of food and drugs. Pursuant to an understanding with UBI Hong Kong, the Company is responsible for the installments due and other costs relating to the HKPU Project paid by UBI Hong Kong. These costs are expected to be paid by UBI Hong Kong from loans received from the Company’s CEO Tony Liu. The Company expects to record these costs as research and development expenses and increases in amounts due to Tony Liu until such time as a “technologically feasible” working model of the platform has been successfully produced.

The Company plans to commercialize our blockchain technology, by selling suppliers of food and drug products a blockchain technology platform to track the shipping of their products from it source to the final consumer with tamper-resistant digital records that replaces the current related shipping paperwork. There are two ways we plan to commercialize the technology: 1) to license the technology to third parties, in which case the licensee can use it in accordance with the license agreement; and 2) UBI to provide the technology to third party suppliers (the supplier will pay for each use). The goal is to license our blockchain technology to streamline record-keeping for the food and drug supply chain. We also plan to provide blockchain technology, when commercial ready, to suppliers as a paid service. Our goal is to design a blockchain tracking system that eliminates counterfeit drug products being substituted in the supply chain. And, with regards to food products where lost or delayed shipments causes perishable goods lying in wait to spoil, our blockchain tracking is being designed to help expedite and monitor physical transportation. It is management’s goal to have this technology ready for commeralization soon after the fiscal year ending August 31, 2019.

Management believes that blockchain technology along with the capabilities of tamper resistance products can help bring about new safety standards for the health industry. This makes blockchain technology worthy of our research and investment. It is for this reason management made a decision then to establish a company to research and develop blockchain technology. In order to achieve its goals, management is working to design a product tracking system, where every step a product takes in its supply chain is recorded, time-stamped and monitored to protect the integrity of the product(s) being shipped from it source to the final consumer. This is being accomplished by tracing the movement of the product from its origin to its final consumer. Utilizing blockchain technology, every time the product moves, its location is recorded and time-stamped, and a shared accounting ledger can be reviewed to determine if there was a break in the supply chain, to see if the product was substituted with a counterfeit or inferior product.

UBI’s business strategy is to incorporate the research and application of blockchain technology, Internet of Things (“IoT”), pharmaceutical and food products, which together, we refer to as IBSH platform. We have hired professional and technical personnel to develop a working platform. With the development and research on the platform, we plan to build a blockchain based safety control system, tentatively named “UBI Security Shield”, with its first application to be used for food and drug safety.

Lease Commitments

In September 2017, Nova entered into two lease agreements for office space in Shenzhen China, the first lease provides for monthly rent of RMB 12,353, or approximately $1,952 per month, and expires September 2020. The second lease provides for monthly rent of RMB 8,964, or approximately $1,417 per month, and expires September 2019.

As of February 28, 2018, the future minimum lease payments under non-cancelable operating leases were:

Year ended February 28, 2019	$40,428
Year ended February 28, 2020	33,343
Year ended February 28, 2021	13,664
Total	$87,435

For the three and six months ended February 28, 2018, total rent expense was $23,069 and $39,690 respectively.

Right of Rescission Contingency

The offer and sale of the 25,000,000 Class C Common Shares for the acquisition of Nova may have been in violation of the rules and regulations under the Securities Act and the interpretations of the SEC. The possible violation involves whether the Company conducted a public offering without providing the former Nova shareholders with a registration statement declared effective by the SEC. If a violation of the Section 5 of the Securities Act did in fact occur, anyone who acquired Class C Common Shares at a price based on an evaluation of $0.20 per share would have a right to rescind the purchase. The Securities Act generally requires that any claim brought for a violation of Section 5 of the Securities Act be brought within one year of the violation. If all the shareholders who acquired Class C Common Shares for their exchange in the ownership of Nova demanded rescission within that one-year period, we would be obligated to repay approximately $5,000,000.

In the opinion of management and company counsel, the likelihood of any of the former Nova shareholders making a claim for a violation of Section 5 of the Securities Act is remote because the effected shareholders are all Chinese citizens who have a close knit relationship with each other and who all voted in favor of the Company’s acquisition of Nova. None of these effected shareholders have made any claim to date and the one year period that they have to bring a claim expires August 29, 2018.